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                                                                    Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT


     BB&T Corporation, a North Carolina corporation, is a financial holding company. The table below sets forth all of BB&T's subsidiaries as to State or Jurisdiction of Organization and Percentage of Voting Securities Owned as well as their relationship to BB&T. All of the subsidiaries listed below are included in the consolidated financial statements, and no separate financial statements are submitted for any subsidiary.


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                                                                                            Percentage
                                                          State or Jurisdiction             of Voting
                      Subsidiary                              of Organization               Shares Owned
---------------------------------------------------    ----------------------------   -----------------------
Branch Banking and Trust Company                             North Carolina                       100%
Regional Acceptance Corporation                              North Carolina                       100%
Money 24, Inc.                                               North Carolina                       100%
Scott & Stringfellow, Inc.                                   Virginia                             100%
Scott & Stringfellow Realty, Inc.                            Virginia                             100%
BB&T Factors Corporation                                     North Carolina                       100%
Unified Investors Life Insurance Company                     Arizona                              100%
BB&T Bankcard Corporation                                    Georgia                              100%
Grey Hawk, Inc.                                              Nevada                               100%
Mason-Dixon Capital Trust                                    Maryland                             100%
Mason-Dixon Capital Trust II                                 Maryland                             100%
Rose Shanis Financial Services, LLC                          Maryland                             100%
Bay Insurance, LLC                                           Maryland                             100%
Matewan Venture Fund, Inc.                                   West Virginia                        100% (19)
Liberty Properties                                           Georgia                              100% (19)
MainStreet Capital Trust I                                   Virginia                             100%
BB&T Leasing Corporation                                     North Carolina                       100% (1)
BB&T Investment Services, Inc.                               North Carolina                       100% (1)
BB&T Insurance Services, Inc.                                North Carolina                       100% (1)
Grey Eagle, Inc.                                             Delaware                             100% (1)
Prime Rate Premium Finance Corporation, Inc.                 South Carolina                       100% (1)
Agency Technologies, Inc.                                    South Carolina                       100% (1)
Farr Associates, Inc.                                        North Carolina                       100% (1)
eFuel, Inc.                                                  North Carolina                       7.5% (1)
W.E. Stanley, Inc.                                           North Carolina                       100% (1)
BB&T Credit Participation Company                            Georgia                              100% (1)
BB&T Small Business Loan Company                             Maryland                             100% (1)
BB&T Service Corp                                            Nevada                               100% (1)
North Carolina Trustee Company                               North Carolina                       100% (1,19)
BT Financial Corporation                                     North Carolina                       100% (1,19)
Branch Banking and Trust Company of South Carolina           South Carolina                       100%
Investor Services, Inc.                                      South Carolina                       100% (2,19)
FICORP of South Carolina                                     South Carolina                       100% (2,19)
Branch Banking and Trust Company of Virginia                 Virginia                             100%
Freedom Financial Services, Inc.                             Virginia                             100% (3)
Colony Financial                                             Virginia                             100% (3,19)
Fidelity Service Corporation                                 Virginia                             100% (3,19)
Regional Acceptance Investment Corporation of Nevada         Nevada                               100% (5)
Rega Insurance Services, Inc.                                North Carolina                       100% (5)
Greenville Car Mart, Inc.                                    North Carolina                       100% (5)
Regional Fidelity Reinsurance Limited                        British Virgin Islands                99% (5)
Mountain Financial Corporation                               Virginia                             100% (4)
Sheffield Financial Corporation                              North Carolina                       100%
BB&T Loan Participation Company                              Georgia                              100% (8)
Skylight Investment Corporation                              Delaware                             100% (1)
Sterling Title Holdings, Inc.                                Maryland                             100% (1,19)
Sterling I, Inc.                                             Maryland                             100% (15,19)
Sterling III, Inc.                                           Maryland                             100% (15,19)
Matewan Insurance and Investments, Inc.                      West Virginia                        100% (1,19)
Matewan Title Agency, LLC                                    West Virginia                         60% (13)
Matewan Real Estate Holdings, Inc.                           West Virginia                        100% (1)
Matewan Realty Inc.                                          West Virginia                        100% (7)
Liberty Mortgage Corporation                                 Georgia                              100% (1)
First Freedom Investments, Inc.                              Georgia                              100% (1,19)
First Freedom Insurance Services, Inc.                       Georgia                              100% (1,19)
Laureate Capital, LLC                                        North Carolina                       100% (1)
Edgar M. Norris & Co., Inc.                                  South Carolina                       100%
Premier Lending Corporation                                  Georgia                              100% (1)
PMB Holdings Inc.                                            Georgia                              100% (1)
PMB Investments, Inc.                                        Georgia                              100% (11)
Lendmark Financial Services, Inc.                            Georgia                              100% (1)
Hardwick Bank & Trust  Company                               Georgia                              100%
Pentz Corporation                                            Georgia                              100%
First National Bank of Northwest Georgia                     Georgia                              100%
Northwest Georgia Computer Services                          Georgia                              100% (10)
First Bulloch Bank & Trust Company                           Georgia                              100%
First National Bank of Effingham                             Georgia                              100%
Metter Banking Company                                       Georgia                              100%
Wayne National Bank                                          Georgia                              100%
One Valley Square, Inc.                                      West Virginia                        100% (19)
Carson Insurance Agency                                      West Virginia                        100% (1,19)
Nicholas County Insurance Agency                             West Virginia                        100% (12,19)
Patterson Bell & Crane                                       West Virginia                        100% (12,19)
OVB Foreclosed Properties, Inc.                              West Virginia                        100% (1,19)
One Property Management, Inc.                                West Virginia                        100% (1,19)
One Valley Insurance Corporation                             West Virginia                        100% (1,19)
One Valley Securities Corporation                            West Virginia                        100% (1,19)
CSB Financial Services, Inc.                                 West Virginia                        100% (14,19)
Valley Security Insurance Company                            West Virginia                        100% (3,19)
Premier Capital Trust I                                      Georgia                              100%
BankFirst Trust Company                                      Tennessee                            100%
The First National Bank and Trust Company                    Georgia                              100%
Friendly Finance Company, Inc.                               Georgia                              100% (17)
BankFirst                                                    Tennessee                            100%
Eastern Life Insurance Co., Inc.                             Tennessee                            100% (16)
Curtis Mortgage Company, Inc.                                Tennessee                            100% (16)
National Financial Securities Corporation                    Delaware                             100% (4)
BB&T Overseas Leasing, Ltd.                                  Bermuda                              100%
Arnall Insurance Agency                                      Georgia                              100% (1,19)
Gulfstream Advisors, Inc.                                    South Carolina                       100% (6)
BB&T Asset Management, LLC                                   North Carolina                       100% (1)
BB&T International Services, LLC                             North Carolina                       100% (1)
Pioneer Title, LLC                                           Virginia                             100% (9)
National Mortgage Acceptance Corporation                     Virginia                              51% (4)
National Mortgage Securities Corp.                           Virginia                              51% (18)

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(1) Owned by Branch Banking and Trust Company
(2) Owned by Branch Banking and Trust Company of South Carolina
(3) Owned by Branch Banking and Trust Company of Virginia
(4) Owned by Scott & Stringfellow, Inc.
(5) Owned by Regional Acceptance Corporation
(6) Owned by Edgar M. Norris
(7) Owned by Matewan Real Estate Holdings, Inc.
(8) Owned by BB&T Small Business Loan Company
(9) Owned by BB&T Insurance Services
(10) Owned by First National Bank of Northwest Georgia
(11) Owned by PMB Holdings, Inc.
(12) Owned by Carson Insurance Agency
(13) Owned by Matewan Insurance & Investments Inc.
(14) Owned by One Valley Securities Corporation
(15) Owned by Sterling Title Holdings, Inc.
(16) Owned by BankFirst
(17) Owned by The First National Bank & Trust Company
(18) Owned by National Mortgage Acceptance Corporation
(19) Inactive